Exhibit 4.2

OFFICER’S CERTIFICATE

May 18, 2020

The undersigned, PayPal Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies through Anthony Glasby, its Vice President and Treasurer, pursuant to Sections 2.1, 2.3 and 11.5 of the Indenture, dated as of September 26, 2019 (the “Indenture”), by and between the Company, as Issuer, and Wells Fargo Bank, National Association, as trustee, as follows:

1.     The form and terms of the 1.350% Notes due 2023 (the “2023 Notes”) are set forth on Annex A attached hereto, the form and terms of the 1.650% Notes due 2025 (the “2025 Notes”) are set forth on Annex B attached hereto, the form and terms of the 2.300% Notes due 2030 (the “2030 Notes”) are set forth on Annex C attached hereto, and the form and terms of the 3.250% Notes due 2050 (the “2050 Notes” and, together with the 2023 Notes, the 2025 Notes and the 2030 Notes, the “Notes”) are set forth on Annex D attached hereto. The form and terms of the 2023 Notes, the 2025 Notes, the 2030 Notes and the 2050 Notes have been established pursuant to Sections 2.1 and 2.3 of the Indenture and comply with the Indenture.

2.     The undersigned has read the Indenture.

3.     The statements made in this certificate are based upon an examination of the Notes to be governed by the Indenture, upon an examination of and familiarity with the Indenture, upon the undersigned’s general knowledge of and familiarity with the operations of the Company and upon the performance of the undersigned’s duties as an officer of the Company.

4.     In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the conditions precedent provided for in the Indenture relating to the issuance and authentication of each series of Notes have been complied with.

5.     In the opinion of the undersigned, with respect to the foregoing, the conditions precedent provided for in the Indenture relating to the issuance and authentication of each series of Notes have been complied with.

Capitalized terms used herein without definition have the meanings assigned to them in the Indenture.

IN WITNESS WHEREOF, the undersigned have caused this certificate to be executed by its duly authorized officers as of the date first written above.

PAYPAL HOLDINGS, INC.

By:	/s/ Anthony Glasby
Name: Anthony Glasby
Title: Vice President and Treasurer

[Signature Page to Officer’s Certificate under the Indenture]

ANNEX A

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “1.350% Notes due 2023” (the “2023 Notes”).

2.

Initial Aggregate Principal Amount. The 2023 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2023 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex A (this “Annex”).

3.	Currency Denomination. The 2023 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2023 Notes is payable is June 1, 2023.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2023 Note shall bear interest from May 18, 2020 at 1.350% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020, to the Persons in whose names the 2023 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively (whether or not such record date is a Business Day). Interest on the 2023 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 2020. Interest on the 2023 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2023 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2023 Notes shall be payable, and the transfer of the 2023 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the Person entitled thereto as it appears on the 2023 Notes register; provided, however, that while any 2023 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2023 Notes may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

7.

Optional Redemption. The 2023 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2023 Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2023 Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. Notwithstanding the foregoing, installments of interest on 2023 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices of any redemption will be mailed (or in the case of 2023 Notes held in book-entry form, be transmitted electronically) at least 15 days but not more than 60 days before the redemption date to Holders of the 2023 Notes to be redeemed, except that redemption notices may be delivered more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2023 Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2023 Notes or portions thereof called for redemption. If less than all of the 2023 Notes are to be redeemed, the 2023 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to June 1, 2023 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2023 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2023 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2023 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2023 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2023 Notes repurchased plus any accrued and unpaid interest, if any, on the 2023 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2023 Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2023 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2023 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2023 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all 2023 Notes or portions of 2023 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2023 Notes or portions of 2023 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2023 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2023 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2023 Notes held in book-entry form, transmit electronically) to each Holder of 2023 Notes properly tendered the repurchase price for such 2023 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2023 Note equal in principal amount to any unrepurchased portion of any 2023 Notes surrendered; provided, that each new 2023 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the 2023 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2023 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2023 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2023 Notes.

“Below Investment Grade Rating Event” means the 2023 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2023 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2023 Notes or fails to make a rating of the 2023 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2023 Notes are not mandatorily redeemable. The 2023 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2023 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2023 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2023 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2023 Notes shall be payable in Dollars.

13.	Payment Currency—Election. The principal of and interest on the 2023 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency—Index. The principal of and interest on the 2023 Notes shall not be determined with reference to an index based on a coin or currency.

15.

Registered Securities. The 2023 Notes shall be issued only as Registered Securities. The 2023 Notes shall initially be issuable as Registered Global Securities, subject to Section 2.8 of the Indenture.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2023 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2023 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2023 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2023 Notes.

19.

Events of Default In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2023 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2023 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2023 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2023 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2023 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2023 Notes (other than any additional 2023 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2023 Notes (other than any additional 2023 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2023 Notes (other than any additional 2023 Notes) created in favor of the holders of the 2023 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2023 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $1.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2023 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2023 Notes (other than any additional 2023 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly-owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2023 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2023 Notes (including the 2023 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2023 Notes to the trustee for cancellation, such 2023 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $1.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2023 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2023 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2023 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2023 Notes, create and issue additional 2023 Notes with the same terms as the 2023 Notes issued on May 18, 2020 (the “Initial 2023 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2023 Notes shall be consolidated and form a single series with the Initial 2023 Notes; provided that if such additional 2023 Notes are not fungible with the Initial 2023 Notes for U.S. federal income tax purposes, such additional 2023 Notes will have one or more separate CUSIP numbers. No additional 2023 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2023 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

24.

Other Terms. The 2023 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2023 Notes attached hereto as Annex A-1. In case of any conflict between this Annex or the form of the 2023 Notes and the Indenture, this Annex or the form of the 2023 Notes shall control, as applicable.

ANNEX A-1

[FORM OF 2023 NOTE]

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R—A[1]	CUSIP NO. 70450Y AF0

ISIN NO. US70450YAF07

PAYPAL HOLDINGS, INC.

1.350% Notes due 2023

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              Dollars ($            ) on June 1, 2023 and to pay interest on said principal sum from May 18, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2020, at the rate of 1.350% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Issuer by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Issuer;

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provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 1.350% Notes due 2023 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

The Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on June 1, 2023 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 15 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a defeasance or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to June 1, 2023 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

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“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

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(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

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“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX B

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “1.650% Notes due 2025” (the “2025 Notes”).

2.

Initial Aggregate Principal Amount. The 2025 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2025 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex (this “Annex”)).

3.	Currency Denomination. The 2025 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2025 Notes is payable is June 1, 2025.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2025 Note shall bear interest from May 18, 2020 at 1.650% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020, to the Persons in whose names the 2025 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively (whether or not such record date is a Business Day). Interest on the 2025 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 2020. Interest on the 2025 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2025 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2025 Notes shall be payable, and the transfer of the 2025 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the Person entitled thereto as it appears on the 2025 Notes register; provided, however, that while any 2025 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2025 Notes may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

7.

Optional Redemption. Prior to May 1, 2025, the 2025 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2025 Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2025 Notes matured on May 1, 2025 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2025 Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after May 1, 2025, the Issuer may redeem the 2025 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2025 Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2025 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices of any redemption will be mailed (or in the case of 2025 Notes held in book-entry form, be transmitted electronically) at least 15 days but not more than 60 days before the redemption date to Holders of the 2025 Notes to be redeemed, except that redemption notices may be delivered more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2025 Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2025 Notes or portions thereof called for redemption. If less than all of the 2025 Notes are to be redeemed, the 2025 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to May 1, 2025 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2025 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2025 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2025 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2025 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2025 Notes repurchased plus any accrued and unpaid interest, if any, on the 2025 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2025 Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2025 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2025 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2025 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all 2025 Notes or portions of 2025 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2025 Notes or portions of 2025 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2025 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2025 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2025 Notes held in book-entry form, transmit electronically) to each Holder of 2025 Notes properly tendered the repurchase price for such 2025 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2025 Note equal in principal amount to any unrepurchased portion of any 2025 Notes surrendered; provided, that each new 2025 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the 2025 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2025 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2025 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2025 Notes.

“Below Investment Grade Rating Event” means the 2025 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2025 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2025 Notes or fails to make a rating of the 2025 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2025 Notes are not mandatorily redeemable. The 2025 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2025 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2025 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2025 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2025 Notes shall be payable in Dollars.

13.	Payment Currency—Election. The principal of and interest on the 2025 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency—Index. The principal of and interest on the 2025 Notes shall not be determined with reference to an index based on a coin or currency.

15.

Registered Securities. The 2025 Notes shall be issued only as Registered Securities. The 2025 Notes shall initially be issuable as Registered Global Securities, subject to Section 2.8 of the Indenture.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2025 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2025 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2025 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2025 Notes.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2025 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2025 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2025 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2025 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2025 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) created in favor of the holders of the 2025 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2025 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $1.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2025 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2025 Notes (other than any additional 2025 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly-owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2025 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2025 Notes (including the 2025 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2025 Notes to the trustee for cancellation, such 2025 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $1.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2025 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2025 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2025 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2025 Notes, create and issue additional 2025 Notes with the same terms as the 2025 Notes issued on May 18, 2020 (the “Initial 2025 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2025 Notes shall be consolidated and form a single series with the Initial 2025 Notes; provided that if such additional 2025 Notes are not fungible with the Initial 2025 Notes for U.S. federal income tax purposes, such additional 2025 Notes will have one or more separate CUSIP numbers. No additional 2025 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2025 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

24.

Other Terms. The 2025 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2025 Notes attached hereto as Annex B-1. In case of any conflict between this Annex or the form of the 2025 Notes and the Indenture, this Annex or the form of the 2025 Notes shall control, as applicable.

ANNEX B-1

[FORM OF 2025 NOTE]

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R—B[1]	CUSIP NO. 70450Y AG8
ISIN NO. US70450YAG89

PAYPAL HOLDINGS, INC.

1.650% Notes due 2025

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                  Dollars ($                ) on June 1, 2025 and to pay interest on said principal sum from May 18, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2020, at the rate of 1.650% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Issuer by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Issuer;

B-1-1

provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities

referred to in the within-mentioned

Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 1.650% Notes due 2025 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to May 1, 2025, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on May 1, 2025 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after May 1, 2025, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 15 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a defeasance or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to May 1, 2025 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

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“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

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(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the

B-1-6

foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

B-1-7

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

B-1-8

[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

B-1-9

ANNEX C

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “2.300% Notes due 2030” (the “2030 Notes”).

2.

Initial Aggregate Principal Amount. The 2030 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2030 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex (this “Annex”)).

3.	Currency Denomination. The 2030 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2030 Notes is payable is June 1, 2030.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2030 Note shall bear interest from May 18, 2020 at 2.300% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020, to the Persons in whose names the 2030 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively (whether or not such record date is a Business Day). Interest on the 2030 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 2020. Interest on the 2030 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2030 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2030 Notes shall be payable, and the transfer of the 2030 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the Person entitled thereto as it appears on the 2030 Notes register; provided, however, that while any 2030 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2030 Notes may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

7.

Optional Redemption. Prior to March 1, 2030, the 2030 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2030 Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2030 Notes matured on March 1, 2030 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 25 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2030 Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after March 1, 2030, the Issuer may redeem the 2030 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2030 Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2030 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices of any redemption will be mailed (or in the case of 2030 Notes held in book-entry form, be transmitted electronically) at least 15 days but not more than 60 days before the redemption date to Holders of the 2030 Notes to be redeemed, except that redemption notices may be delivered more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2030 Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2030 Notes or portions thereof called for redemption. If less than all of the 2030 Notes are to be redeemed, the 2030 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to March 1, 2030 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2030 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2030 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2030 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2030 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2030 Notes repurchased plus any accrued and unpaid interest, if any, on the 2030 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2030 Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2030 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2030 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2030 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all 2030 Notes or portions of 2030 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2030 Notes or portions of 2030 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2030 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2030 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2030 Notes held in book-entry form, transmit electronically) to each Holder of 2030 Notes properly tendered the repurchase price for such 2030 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2030 Note equal in principal amount to any unrepurchased portion of any 2030 Notes surrendered; provided, that each new 2030 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the 2030 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2030 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2030 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2030 Notes.

“Below Investment Grade Rating Event” means the 2030 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2030 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2030 Notes or fails to make a rating of the 2030 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2030 Notes are not mandatorily redeemable. The 2030 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2030 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2030 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2030 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2030 Notes shall be payable in Dollars.

13.	Payment Currency—Election. The principal of and interest on the 2030 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency—Index. The principal of and interest on the 2030 Notes shall not be determined with reference to an index based on a coin or currency.

15.

Registered Securities. The 2030 Notes shall be issued only as Registered Securities. The 2030 Notes shall initially be issuable as Registered Global Securities, subject to Section 2.8 of the Indenture.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2030 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2030 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2030 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2030 Notes.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2030 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2030 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2030 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2030 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2030 Notes (other than any additional 2030 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2030 Notes (other than any additional 2030 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2030 Notes (other than any additional 2030 Notes) created in favor of the holders of the 2030 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2030 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $1.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2030 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2030 Notes (other than any additional 2030 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly-owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2030 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2030 Notes (including the 2030 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2030 Notes to the trustee for cancellation, such 2030 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $1.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2030 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2030 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2030 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2030 Notes, create and issue additional 2030 Notes with the same terms as the 2030 Notes issued on May 18, 2020 (the “Initial 2030 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2030 Notes shall be consolidated and form a single series with the Initial 2030 Notes; provided that if such additional 2030 Notes are not fungible with the Initial 2030 Notes for U.S. federal income tax purposes, such additional 2030 Notes will have one or more separate CUSIP numbers. No additional 2030 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2030 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

24.

Other Terms. The 2030 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2030 Notes attached hereto as Annex C-1. In case of any conflict between this Annex or the form of the 2030 Notes and the Indenture, this Annex or the form of the 2030 Notes shall control, as applicable.

ANNEX C-1

[FORM OF 2030 NOTE]

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R—C[1]	CUSIP NO. 70450Y AH6

ISIN NO. US70450YAH62

PAYPAL HOLDINGS, INC.

2.300% Notes due 2030

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                  Dollars ($            ) on June 1, 2030 and to pay interest on said principal sum from May 18, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2020, at the rate of 2.300% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Issuer by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Issuer;

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provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned
Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 2.300% Notes due 2030 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to March 1, 2030, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on March 1, 2030 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after March 1, 2030, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 15 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a defeasance or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to March 1, 2030 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

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“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

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(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the

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foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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ANNEX D

Pursuant to Section 2.3 of the Indenture, dated as of September 26, 2019 (the “Indenture”), between PayPal Holdings, Inc., a Delaware corporation (the “Issuer”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the terms of a series of Securities to be issued pursuant to the Indenture are as follows:

1.	Designation. The designation of the securities is “3.250% Notes due 2050” (the “2050 Notes”).

2.

Initial Aggregate Principal Amount. The 2050 Notes shall be limited in initial aggregate principal amount to $1,000,000,000 (except for 2050 Notes authenticated and delivered upon registration of transfer or exchange in accordance with the Indenture or this Annex (this “Annex”)).

3.	Currency Denomination. The 2050 Notes shall be denominated in Dollars.

4.	Maturity. The date on which the principal of the 2050 Notes is payable is June 1, 2050.

5.

Rate of Interest; Interest Payment Date; Regular Record Dates. Each 2050 Note shall bear interest from May 18, 2020 at 3.250% per annum until the principal thereof is paid. Such interest shall be payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2020, to the Persons in whose names the 2050 Notes are registered at the close of business on the immediately preceding May 15 and November 15, respectively (whether or not such record date is a Business Day). Interest on the 2050 Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from May 18, 2020. Interest on the 2050 Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which principal, premium, if any, or interest is payable on the 2050 Notes is not a Business Day, then payment of the principal, premium, if any, or interest payable on such date will be made on the next succeeding day that is a Business Day (and no additional interest shall accrue as a result of such delay in payment).

6.

Place of Payment. Principal of, premium, if any, and interest on the 2050 Notes shall be payable, and the transfer of the 2050 Notes shall be registrable, at the office or agency of the Issuer to be maintained for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, except that, at the option of the Issuer, interest may be paid by sending a check to the address of the Person entitled thereto as it appears on the 2050 Notes register; provided, however, that while any 2050 Notes are represented by a Registered Global Security, payment of principal of, premium, if any, or interest on the 2050 Notes may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

7.

Optional Redemption. Prior to December 1, 2049, the 2050 Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2050 Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the 2050 Notes matured on December 1, 2049 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any 2050 Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after December 1, 2049, the Issuer may redeem the 2050 Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the 2050 Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on the 2050 Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices of any redemption will be mailed (or in the case of 2050 Notes held in book-entry form, be transmitted electronically) at least 15 days but not more than 60 days before the redemption date to Holders of the 2050 Notes to be redeemed, except that redemption notices may be delivered more than 60 days prior to a redemption if the notice is issued in connection with a legal or covenant defeasance of the 2050 Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the 2050 Notes or portions thereof called for redemption. If less than all of the 2050 Notes are to be redeemed, the 2050 Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to December 1, 2049 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 2050 Notes.

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

8.

Change of Control Repurchase Event. If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the 2050 Notes in whole as described in Section 7 above, the Issuer will be required to make an offer to each Holder of 2050 Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s 2050 Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of 2050 Notes repurchased plus any accrued and unpaid interest, if any, on the 2050 Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase 2050 Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the 2050 Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the 2050 Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the 2050 Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

(a)	accept for payment all 2050 Notes or portions of 2050 Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)

deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all 2050 Notes or portions of 2050 Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the 2050 Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of 2050 Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of 2050 Notes held in book-entry form, transmit electronically) to each Holder of 2050 Notes properly tendered the repurchase price for such 2050 Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new 2050 Note equal in principal amount to any unrepurchased portion of any 2050 Notes surrendered; provided, that each new 2050 Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the 2050 Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8 and the third party repurchases all 2050 Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer pursuant to this Section 8. In addition, the Issuer will not be required to, and the Issuer will not, make an offer to repurchase any 2050 Notes upon a Change of Control Repurchase Event if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the 2050 Notes.

“Below Investment Grade Rating Event” means the 2050 Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the 2050 Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the 2050 Notes or fails to make a rating of the 2050 Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

9.

Mandatory Redemption. Other than with respect to a Change of Control Repurchase Event as described above, the 2050 Notes are not mandatorily redeemable. The 2050 Notes are not entitled to the benefit of a sinking fund or any analogous provisions.

10.	Denominations. The 2050 Notes shall be issued initially in minimum denominations of $2,000 and shall be issued in integral multiples of $1,000 in excess thereof.

11.

Amount Payable Upon Acceleration. The principal of the 2050 Notes shall be payable upon declaration of acceleration pursuant to Section 5.1 of the Indenture. The 2050 Notes shall not be Original Issue Discount Securities within the meaning of the Indenture.

12.	Payment Currency. Principal and interest on the 2050 Notes shall be payable in Dollars.

13.	Payment Currency—Election. The principal of and interest on the 2050 Notes shall not be payable in a currency other than Dollars.

14.	Payment Currency—Index. The principal of and interest on the 2050 Notes shall not be determined with reference to an index based on a coin or currency.

15.

Registered Securities. The 2050 Notes shall be issued only as Registered Securities. The 2050 Notes shall initially be issuable as Registered Global Securities, subject to Section 2.8 of the Indenture.

16.	Additional Amounts. The Issuer shall not pay additional amounts on the 2050 Notes held by a Person that is not a U.S. Person in respect of taxes or similar charges withheld or deducted.

17.	Definitive Certificates. Section 2.8 of the Indenture will govern the transferability of the 2050 Notes in definitive form.

18.

Registrar; Paying Agent; Depositary. The Trustee shall initially serve as the registrar and the paying agent for the 2050 Notes. The Depository Trust Company shall initially serve as the Depositary for the Registered Global Security representing the 2050 Notes.

19.

Events of Default. In addition to the Events of Default set forth in Section 5.1 of the Indenture, the failure by the Issuer to repurchase 2050 Notes tendered for repurchase following the occurrence of a Change of Control Repurchase Event in conformity with the covenant set forth in Section 8 hereof is an Event of Default with respect to the 2050 Notes.

20.	Covenants. There shall be the following additions to the covenants of the Issuer set forth in Article III of the Indenture with respect to the 2050 Notes:

Limitation on Liens. The Issuer covenants that, so long as any of the 2050 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, create or assume any mortgage, pledge, security interest, lien, charge or encumbrance of any kind (each, a “Lien”) on (a) any Principal Property or (b) any capital stock or Indebtedness of any of the Issuer’s Restricted Subsidiaries (together, “Property”), in each case whether now owned or hereafter acquired, in order to secure any Indebtedness, without effectively providing that the 2050 Notes shall be secured by a Lien ranking equal to and ratably with (or, at the Issuer’s option, senior to) such secured Indebtedness until such time as such Indebtedness is no longer secured by such Lien, except that the foregoing restriction shall not apply to:

(a)

Liens existing on the date of the initial issuance of the 2050 Notes (other than any additional 2050 Notes) or that the Issuer or any of its Restricted Subsidiaries have agreed to pursuant to the terms of agreements existing on the date of the initial issuance of the 2050 Notes (other than any additional 2050 Notes);

(b)	Liens created or incurred after the date of the initial issuance of the 2050 Notes (other than any additional 2050 Notes) created in favor of the holders of the 2050 Notes;

(c)	Liens in favor of the Issuer or one of its Subsidiaries;

(d)

(i) Liens given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of all or any portion of the purchase price for the acquisition (including acquisition through merger or consolidation or the acquisition of a Person directly or indirectly owning such property) of any Property, including capital lease or purchase money transactions in connection with any such acquisition, or all or any portion of the cost of refurbishment, improvement, expansion, renovation, development or construction of any Property; provided that with respect to this clause (i), the Liens shall be given prior to, at the time of or within 12 months after such acquisition, or completion of such refurbishment, improvement, expansion, renovation, development or construction, or the full operation of such Property, whichever is latest, and shall attach solely to such Property (including any refurbishments, improvements, expansions, renovations, development or construction thereof or then or thereafter placed thereon) and any proceeds thereof; and (ii) Liens existing on all or any portion of any Property at the time of acquisition thereof (including acquisition through merger or consolidation or the acquisition of a Person then directly or indirectly owning such property) whether or not such existing Liens were given to secure (or to secure Indebtedness incurred or guaranteed by the Issuer or any of its Restricted Subsidiaries for the purpose of financing) the payment of the purchase price of such Property;

(e)

Liens on any Property in favor of the United States of America or any state thereof, or in favor of any other country, or any political subdivision, department, agency or instrumentality thereof to secure progress or other payments pursuant to any contract or statute or to secure Indebtedness incurred or guaranteed for the purpose of financing all or any portion of the cost of acquiring, refurbishing, improving, expanding, renovating, developing or constructing such Property, including Liens incurred in connection with pollution control, industrial revenue or similar financing;

(f)

statutory or legislative Liens or other similar Liens (including pledges, deposits, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law) arising in the ordinary course of the Issuer or any of its Restricted Subsidiaries’ business, or Liens arising out of government contracts;

(g)

Liens in connection with legal proceedings, including Liens arising out of judgments or awards, in each case so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

(h)

Liens for taxes or assessments, landlord’s Liens and Liens and charges, in each case (i) not yet due or payable or subject to penalties for non-payment or which the Issuer is contesting in good faith by appropriate proceedings and (ii) incidental to the conduct of the business or the ownership of the Issuer’s assets or those of a Restricted Subsidiary;

(i)	Liens incurred in connection with an acquisition of assets or a project financed on a non-recourse basis;

(j)

deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(k)

easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of the Issuer’s business;

(l)

Liens securing obligations arising under or related to (a) the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business (each such transaction, a “Settlement”) and (b) any payment or reimbursement obligation in respect of the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement (including, for the avoidance of doubt, any agreement with a bank or financial institution providing for short term financing for the purpose of funding any Settlement);

(m)	Liens securing securitized indebtedness and receivables factoring, discounting, facilities or securitizations; and

(n)

any extensions, renewals or replacements of any Lien referred to in clauses (a) through (m) without increase of the principal of the Indebtedness secured by such Lien (except to the extent of any fees or other costs associated with any such extension, renewal or replacement); provided, however, that any Liens permitted by any of clauses (a) through (m) shall not extend to or cover any of the Issuer’s property or the property of any of its Subsidiaries, as the case may be, other than the property specified in such clauses and improvements to such property.

Notwithstanding the foregoing, the Issuer or any of its Restricted Subsidiaries may, without equally and ratably securing the 2050 Notes, create or incur Liens which would otherwise be subject to the restrictions set forth in the preceding paragraph, if after giving effect thereto and to the retirement of any Indebtedness that is being retired substantially concurrently, Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the date of the creation or incurrence of the Lien and (2) $1.5 billion.

Limitation on Sale and Leaseback Transactions. The Issuer covenants that, so long as any of the 2050 Notes remain outstanding, it shall not, nor shall it permit any of its Restricted Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Issuer or any of its Restricted Subsidiaries of any Principal Property, whether now owned or hereafter acquired, that has been or is to be sold or transferred by the Issuer or such Restricted Subsidiary to such Person with the intention of taking back a lease of such Principal Property, a “sale and leaseback transaction,” unless:

(a)

such transaction was entered into prior to the date of the initial issuance of the 2050 Notes (other than any additional 2050 Notes) or any extension, renewal, refinancing, replacement, amendment or modification of such transaction so long as the affected Principal Property is substantially the same as or similar in nature to the Principal Property subject to the sale and leaseback transaction extended, renewed, refinanced, replaced, amended or modified;

(b)	such transaction was for the sale and leasing back to the Issuer or any of its wholly-owned Subsidiaries of any Principal Property by one of the Issuer’s Restricted Subsidiaries;

(c)	such transaction involves a lease for not more than three years (or which may be terminated by the Issuer or its Restricted Subsidiaries within a period of not more than three years);

(d)

the Issuer would be entitled to incur Indebtedness secured by a Lien with respect to such sale and leaseback transaction without equally and ratably securing the 2050 Notes pursuant to the first paragraph of the “—Limitation on Liens” covenant described above; or

(e)

the Issuer or any of its Restricted Subsidiaries applies an amount equal to the net proceeds from the sale of such Principal Property to the purchase of other property or assets used or useful in its business (including the purchase or development of other Principal Property) or to the retirement of Indebtedness that is pari passu with the 2050 Notes (including the 2050 Notes) within 365 days before or after the effective date of any such sale and leaseback transaction, provided that, in lieu of applying such amount to the retirement of pari passu Indebtedness, the Issuer may deliver 2050 Notes to the trustee for cancellation, such 2050 Notes to be credited at the cost thereof.

Notwithstanding the restrictions set forth in the preceding paragraph, the Issuer or any of its Restricted Subsidiaries may enter into any sale and leaseback transaction which would otherwise be subject to the foregoing restrictions, if after giving effect thereto Aggregate Debt does not exceed the greater of (1) 20% of the Issuer’s Consolidated Net Tangible Assets on a consolidated basis calculated as of the relevant date of determination and (2) $1.5 billion.

“Aggregate Debt” means the sum of the following, as of the date of determination: (1) the aggregate principal amount of the Issuer’s and its Restricted Subsidiaries’ Indebtedness incurred after the date of initial issuance of the 2050 Notes and secured by Liens not permitted by the first paragraph under “—Limitation on Liens” above and (2) the Issuer’s and its Restricted Subsidiaries’ Attributable Debt in respect of sale and leaseback transactions entered into after the date of the initial issuance of the 2050 Notes pursuant to the second paragraph of “—Limitation on Sale and Leaseback Transactions” above.

“Attributable Debt” means, with respect to any sale and leaseback transaction, at the time of determination, the lesser of (1) the fair market value of such Principal Property as determined in good faith by the Issuer’s board of directors, and (2) the total obligation (discounted to the present value at the implicit interest factor, determined in accordance with GAAP, included in the rental payments) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other items which do not constitute payments for property rights) during the remaining portion of the base term of the lease included in such transaction.

“Consolidated Net Tangible Assets” means, as of any date of determination, the aggregate amount of assets after deducting therefrom: (1) all current liabilities, except for notes and loans payable, current maturities of long-term debt, current portion of convertible securities, current portion of deferred revenue and obligations under capital leases; and (2) intangible assets to the extent included in the aggregate amount of assets, net of applicable reserves and any amortized amounts, all as reflected on the Issuer’s most recent consolidated balance sheet prepared in accordance with GAAP.

“GAAP” means accounting principles generally accepted in the United States of America, which are in effect as of the date of application thereof.

“Indebtedness” of any specified Person means, without duplication, indebtedness of such Person for borrowed money (including, without limitation, indebtedness for borrowed money evidenced by notes, bonds, debentures or similar instruments).

“Principal Property” means any single parcel of real property or any permanent improvement thereon (1) owned by the Issuer or any of its Restricted Subsidiaries located in the United States, including the Issuer’s principal corporate office, any other offices or data centers or any portion thereof and (2) having a book value, as of the date of determination, in excess of 3% of the Issuer’s Consolidated Net Tangible Assets. Principal Property does not include any property that the Issuer’s board of directors has determined not to be of material importance to the business conducted by the Issuer’s Subsidiaries and the Issuer, taken as a whole.

“Restricted Subsidiary” means any subsidiary of the Issuer that constitutes a “significant subsidiary” (as such term is defined in Regulation S-X, promulgated pursuant to the Securities Act), excluding (a) any subsidiary which is not organized under the laws of any state of the United States of America, (b) any subsidiary which conducts the major portion of its business outside the United States of America and (c) any subsidiary of any of the foregoing.

21.	Conversion and Exchange. The 2050 Notes shall not be convertible into or exchangeable for any other security.

22.

Additional Issues. The Issuer may, without notice to or the consent of the Holders of the 2050 Notes, create and issue additional 2050 Notes with the same terms as the 2050 Notes issued on May 18, 2020 (the “Initial 2050 Notes”), except for the issue date, the offering price and, under certain circumstances, the first interest payment date. Such additional 2050 Notes shall be consolidated and form a single series with the Initial 2050 Notes; provided that if such additional 2050 Notes are not fungible with the Initial 2050 Notes for U.S. federal income tax purposes, such additional 2050 Notes will have one or more separate CUSIP numbers. No additional 2050 Notes may be issued if an Event of Default has occurred and is continuing with respect to the 2050 Notes.

23.	Definitions. Capitalized terms used but not otherwise defined in this Annex shall have the respective meanings ascribed to such terms in the Indenture.

As used herein, the following term has the specified meaning:

“Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the City of New York are authorized or obligated by law or executive order to be closed.

24.

Other Terms. The 2050 Notes shall have the other terms and shall be substantially in the form set forth in the form of the 2050 Notes attached hereto as Annex D-1. In case of any conflict between this Annex or the form of the 2050 Notes and the Indenture, this Annex or the form of the 2050 Notes shall control, as applicable.

ANNEX D-1

[FORM OF 2050 NOTE]

REGISTERED

THIS NOTE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

No. R—D[1]	CUSIP NO. 70450Y AJ2

ISIN NO. US70450YAJ29

PAYPAL HOLDINGS, INC.

3.250% Notes due 2050

PayPal Holdings, Inc., a Delaware corporation (the “Issuer,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                  Dollars ($            ) on June 1, 2050 and to pay interest on said principal sum from May 18, 2020, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on June 1 and December 1 (each such date, an “Interest Payment Date”) of each year commencing on December 1, 2020, at the rate of 3.250% per annum until the principal hereof shall have become due and payable.

The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year composed of twelve 30-day months. In the event that any date on which the principal or interest payable on this Note is not a Business Day, then payment of principal or interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of such delay). The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (referred to on the reverse hereof) be paid to the Person in whose name this Note is registered at the close of business on the record date for such interest installment, which shall be the close of business on the immediately preceding May 15 and November 15 prior to such Interest Payment Date, as applicable (whether or not such record date is a Business Day). Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such record date and may be paid to the Person in whose name this Note is registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be sent by or on behalf of the Issuer to the registered Holders of Notes not less than 15 days preceding such subsequent record date, all as more fully provided in the Indenture. The principal of and the interest on this Note shall be payable at the office or agency of the Issuer maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest, to the extent this Note is not represented by a Registered Global Security, may be made at the option of the Issuer by check sent to the Person entitled thereto at such address as shall appear in the registry books of the Issuer;

D-1-1

provided, further, that for so long as this Note is represented by a Registered Global Security, payment of principal, premium, if any, or interest on this Note may be made by wire transfer to the account of the Depositary or its nominee in accordance with the Applicable Procedures.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee (as defined below) under the Indenture (as defined below), by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Capitalized terms used in this Note which are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

D-1-2

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, manually or in facsimile.

PAYPAL HOLDINGS, INC.

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within-mentioned
Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Authorized Signatory

Dated:

[Signature Page to Global Note]

[FORM OF REVERSE SIDE OF NOTE]

This Note is one of a duly authorized series of Securities of the Issuer designated as its 3.250% Notes due 2050 (the “Notes”). The Notes are all issued or to be issued under and pursuant to an Indenture, dated as of September 26, 2019 (the “Indenture”), duly executed and delivered between the Issuer and Wells Fargo Bank, National Association as trustee with respect to the Notes (the “Trustee”), to which the Indenture and the Officer’s Certificate setting forth the terms of the Notes is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The Notes are Senior Securities within the meaning of the Indenture.

The Notes are issuable only as Registered Securities in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same.

Except as set forth below, this Note is not redeemable. This Note is not entitled to the benefit of a sinking fund or any analogous provision.

Prior to December 1, 2049, the Notes may be redeemed, in whole at any time or in part from time to time, at the option of the Issuer, for cash, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) an amount determined by the Quotation Agent equal to the sum of the present values of the remaining scheduled payments of principal and interest thereon that would be due if the Notes matured on December 1, 2049 (not including any portion of such payments of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points, plus, in each case, accrued and unpaid interest, if any, thereon to, but not including, the date of redemption; provided that the principal amount of any Note remaining outstanding after a redemption in part shall be $2,000 or an integral multiple of $1,000 in excess thereof. In addition, on or after December 1, 2049, the Issuer may redeem the Notes, in whole at any time or in part from time to time, at its option, for cash, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but not including, the redemption date. Notwithstanding the foregoing, installments of interest on Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered Holders as of the close of business on the relevant record date. Notices will be sent (or in the case of Notes held in book-entry form, be transmitted electronically) to Holders of the Notes to be redeemed at least 15 and not more than 60 days prior to the date fixed for redemption, except that redemption notices may be sent more than 60 days prior to a redemption if the notice is issued in connection with a defeasance or covenant defeasance of the Notes or a satisfaction and discharge of the Notes and the Indenture pursuant to Section 10.1 of the Indenture. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Notes to be redeemed will be selected by the Trustee by lot or in accordance with the Applicable Procedures.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the period from the relevant redemption date to December 1, 2049 (the “remaining term”) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

D-1-4

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average of four Reference Treasury Dealer Quotations as determined by the Issuer and provided to the Trustee for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (ii) if the Issuer is provided fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations as determined by the Issuer.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer to act as the Quotation Agent from time to time.

“Reference Treasury Dealer” means (i) BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price on such redemption date.

If a Change of Control Repurchase Event occurs, unless the Issuer has previously exercised its right to redeem the Notes in whole as described above, the Issuer will be required to make an offer to each Holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of such repurchase. Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of an impending Change of Control, the Issuer will send a notice to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”). The notice shall, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice.

The Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder, to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Payment Date, the Issuer will be required, to the extent lawful, to:

D-1-5

(a)	accept for payment all Notes or portions of Notes (in minimum denominations of $2,000 and integral multiples of $1,000 above that amount) properly tendered pursuant to the Issuer’s offer;

(b)	deposit with the paying agent, no later than 11:00 a.m., New York City time, an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(c)

deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted, together with an Officer’s Certificate stating the aggregate principal amount of Notes being repurchased by the Issuer.

The paying agent will promptly mail (or, in the case of Notes held in book-entry form, transmit electronically) to each Holder of Notes properly tendered the repurchase price for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note equal in principal amount to any unrepurchased portion of any Notes surrendered; provided, that each new Note will be in minimum denominations of $2,000 and integral multiples of $1,000 above that amount.

The Issuer will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein and the third party repurchases all Notes properly tendered and not withdrawn under its offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Issuer as set forth herein. In addition, the Issuer will not be required to, and will not, make an offer to repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default with respect to the Notes.

“Below Investment Grade Rating Event” means the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Issuer and its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Issuer or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares or voting power of the Issuer’s Voting Equity Interests; (3) the adoption of a plan by the Issuer’s board of directors relating to the Issuer’s liquidation or dissolution; or (4) the Issuer consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Issuer, in any such event pursuant to a transaction in which any of the Issuer’s outstanding Voting Equity Interests or the outstanding Voting Equity Interests of such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Issuer’s Voting Equity Interests outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Equity Interests of the surviving Person or parent entity thereof immediately after giving effect to such transaction. Notwithstanding the

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foregoing, a transaction will not be deemed to result in a Change of Control if (a) the Issuer becomes a wholly-owned Subsidiary of another Person and (b) immediately following that transaction, a majority of Voting Equity Interests of such Person is held by the direct or indirect holders of the Issuer’s Voting Equity Interests immediately prior to such transaction and in substantially the same proportions as immediately prior to such transaction.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Fitch” means Fitch Inc., a subsidiary of Fimalac, S.A.

“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, BBB- (or the equivalent) by S&P and Baa3 (or the equivalent) by Moody’s.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (1) each of Fitch, S&P and Moody’s; and (2) if any of Fitch, S&P or Moody’s ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) under the Exchange Act, selected by the Issuer as a replacement agency for Fitch, S&P or Moody’s, or some or all of them, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the registry books of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Issuer maintained by the Issuer for such purpose in the contiguous United States of America, which shall initially be the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or by its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

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THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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[FORM OF SCHEDULE FOR ENDORSEMENTS ON REGISTERED

GLOBAL SECURITIES TO REFLECT CHANGES IN PRINCIPAL AMOUNT]

Schedule A

Changes to Principal Amount of Registered Global Securities

Date	Principal Amount of Notes by which this Registered Global Security is to be Reduced or Increased, and Reason for Reduction or Increase	Remaining Principal Amount of this Registered Global Security	Notation Made By

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